Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Consolidated Statements of Comprehensive Income
Net income	$ 7,282	$ 8,599	$ 7,654
Securities available for sale:
Unrealized (loss) gain on investment securities available-for-sale, net of tax	(972)	(800)	1,717
Adjustment for gain on sales of investment securities, net of tax	(373)	(5)	(12)
Defined benefit pension plans:
Net (loss) gain arising during the year, net of tax	(487)	3	(2,212)
Amortization of prior service cost included in net periodic pension cost, net of tax	49	12	48
Total other comprehensive loss	(1,783)	(790)	(459)
Total comprehensive income	$ 5,499	$ 7,809	$ 7,195